Exhibit 24.1

VALLEY NATIONAL BANCORP
POWER OF ATTORNEY
FORM S-4

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Valley National Bancorp (SEC File No. 333-_____) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Signature	Title	Date
GERALD H. LIPKIN
	Chairman, President and Chief Executive Officer and Director	February 8, 2005

Gerald H. Lipkin
ALAN D. ESKOW
	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February 8, 2005

Alan D. Eskow
EDWARD J. LIPKUS
	First Vice President and Controller (Principal Accounting Officer)	February 8, 2005

Edward J. Lipkus
ANDREW B. ABRAMSON
	Director	February 8, 2005

Andrew B. Abramson
PAMELA BRONANDER
	Director	February 8, 2005

Pamela Bronander
JOSEPH COCCIA, JR.
	Director	February 8, 2005

Joseph Coccia, Jr.
ERIC P. EDELSTEIN
	Director	February 8, 2005

Eric P. Edelstein
MARY J. STEELE GUILFOILE
	Director	February 8, 2005

Mary J. Steele Guilfoile

Signature	Title	Date
H. DALE HEMMERDINGER
	Director	February 8, 2005

H. Dale Hemmerdinger
GRAHAM O. JONES
	Director	February 8, 2005

Graham O. Jones
WALTER H. JONES, III
	Director	February 8, 2005

Walter H. Jones, III
GERALD KORDE
	Director	February 8, 2005

Gerald Korde
MICHAEL L. LARUSSO
	Director	February 8, 2005

Michael L. LaRusso
ROBINSON MARKEL
	Director	February 8, 2005

Robinson Markel
ROBERT E. MCENTEE
	Director	February 8, 2005

Robert E. McEntee

	Director	February __, 2005

Richard S. Miller
BARNETT RUKIN
	Director	February 8, 2005

Barnett Rukin
PETER SOUTHWAY
	Director	February 8, 2005

Peter Southway

Signature	Title	Date
LEONARD J. VORCHEIMER
	Director	February 8, 2005

Leonard J. Vorcheimer